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                United States Securities and Exchange Commission
                             Washington, D.C. 20549


                                     FORM 10

                   GENERAL FORM FOR REGISTRATION OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                                   ----------


                               KANEB SERVICES LLC
             (Exact name of registrant as specified in its charter)



                DELAWARE                                        __________
      (State or other jurisdiction                           (I.R.S. Employer
    of incorporation or organization)                      Identification No.)

       2435 N. Central Expressway,
         Richardson, Texas 75080                                  75080
(Address of principal executive offices)                        (Zip code)

                                 (972) 699-4000
              (Registrant's telephone number, including area code)


        Securities to be registered pursuant to Section 12(b) of the Act:


                                            NAME OF EACH EXCHANGE ON WHICH EACH
TITLE OF EACH CLASS TO BE REGISTERED             CLASS IS TO BE REGISTERED
------------------------------------             -------------------------
            Common Shares                         New York Stock Exchange


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                  INFORMATION INCLUDED IN INFORMATION STATEMENT
                    AND INCORPORATED IN FORM 10 BY REFERENCE.

         Our Information Statement may be found as Exhibit 99.1 to this Form 10. For your convenience, we have below provided a cross-reference sheet identifying where the items required by Form 10 can be found in the Information Statement.


 ITEM                         CAPTION                                  LOCATION IN INFORMATION STATEMENT
  NO.
   1     Business ......................................    "Summary", "Distribution" and "Answers to Certain Questions
                                                            Regarding the Distribution" and "Our Business"

   2     Financial Information .........................    "Summary Historical Financial Data", "Selected Financial
                                                            Information", "Unaudited Pro Forma Condensed Financial Statements",
                                                            "Management's Discussion and Analysis of Financial Condition and
                                                            Results of Operations", and "Quantitative and Qualitative
                                                            Disclosures About Market Risk"

   3     Properties ....................................    "Our Business - Properties".

   4     Security Ownership of Certain Beneficial
            Owners and Management. .....................    "Ownership of Our Common Shares".

   5     Directors and Executive Officers ..............    "Our Management".

   6     Executive Compensation ........................    "Our Management".

   7     Certain Relationships and
            Related Transactions .......................    "Related Transactions".

   8     Legal Proceedings .............................    "Risk Factors - Risks Related to Litigation" and "Our Business -
                                                            Litigation"

   9     Market Price of and Dividends on the
         Registrant's Common Equity and Related
         Stockholder Matters ...........................    "The Distribution", "Cash Distributions" and "Cash Available for
                                                            Distribution".

   11    Description of Registrant's Securities to be
            Registered .................................    "Capitalization" and "Our Company Agreement and Common Shares.

   12    Indemnification of Directors and Officers .....    "Our Company Agreement and Common Shares - Indemnification" and
                                                            "Indemnification of Directors and Officers"

   13    Financial Statements and Supplementary Data ...    "Unaudited Pro Forma Condensed Financial Statements" and "Index to
                                                            Financial Statements"

ITEM 10.  RECENT SALES OF UNREGISTERED SECURITIES.

         On ________, 2001, we issued ___ of our common shares to Kaneb Financial Corporation in connection with our formation. The common shares issued have subsequently been distributed to Kaneb Services, Inc., which now holds all of our issued and outstanding common shares.


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ITEM 14.  CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND
          FINANCIAL DISCLOSURE.

None.

ITEM 15.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) See Information Statement under headings "Index to Financial Statements".

         (b)      Exhibits

                  3.01     -      Limited Liability Company Agreement of
                                  Registrant dated ________ __, 2001.

                 +4.01     -      Specimen Common Share Certificate.

                  10.01    -      Distribution Agreement by and between the
                                  Registrant and Kaneb Services, Inc. dated
                                  _________ __, 2001.

                  10.02    -      Administrative Services Agreement by and
                                  between the Registrant and Kaneb Services, Inc. dated ___________ __, 2001.

                  10.03    -      Rights Agreement by and between the Registrant
                                  and _______________ dated ________ __, 2001.

                  10.04    -      Employee Benefits Agreement by and between the
                                  Registrant and Kaneb Services, Inc. dated
                                  ____________, 2001.

                  10.05    -      ST Agreement and Plan of Merger dated December
                                  21, 1992 by and among Grace Energy
                                  Corporation, Support Terminal Services, Inc.,
                                  Standard Transpipe Corp., and Kaneb Pipe Line
                                  Operating Partnership, NSTS, Inc. and NSTI,
                                  Inc., as amended by Amendment of STS Merger
                                  Agreement dated March 2, 1993, filed as
                                  Exhibit 10.1 of the exhibits to Kaneb Pipe
                                  Line Partners, L.P.'s Current Report on Form
                                  8-K, dated March 16, 1993, which exhibit is hereby incorporated by reference.

                  10.06    -      Agreement for Sale and Purchase of Assets
                                  between Wyco Pipe Line Company and Kaneb Pipe
                                  Line Operating Partnership, L.P., dated
                                  February 19, 1995, filed as Exhibit 10.1 of the exhibits to the Kaneb Pipe Line Partners, L.P.'s March 1995 Form 8-K, which exhibit is hereby incorporated by reference.

                  10.07    -      Asset Purchase Agreements between and among
                                  Steuart Petroleum Company, SPC Terminals,
                                  Inc., Piney Point Industries, Inc., Steuart
                                  Investment Company, Support Terminals
                                  Operating Partnership, L.P. and Kaneb Pipe
                                  Line Operating Partnership, L.P., as amended, dated August 27, 1995, filed as Exhibits 10.1,
                                  10.2, 10.3, and 10.4 of the exhibits to Kaneb
                                  Pipe Line Partners, L.P's Current Report on
                                  Form 8-K dated January 3, 1996, which exhibits are hereby incorporated by reference.

                 +10.08    -      Credit Agreement dated March 25, 1998 between
                                  Martin Oil Corporation and Harris Trust &
                                  Savings Bank, as amended.

                  10.09    -      Formation and Purchase Agreement, by and among
                                  Support Terminal Operating Partnership, L.P.,
                                  Northville Industries Corp. and AFFCO, Corp., dated October 30, 1998, filed as Exhibit 10.9 to the Kaneb Pipe Line Partners, L.P.'s Form
                                  10-K for the year ended December 31, 1998, which exhibit is hereby incorporated by reference.


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                  10.10    -      Agreement, by and among, GATX Terminals
                                  Limited, ST Services Ltd., ST Eastham, Ltd.,
                                  GATX Terminals Corporation, Support Terminals Operating Partnership, L.P. and Kaneb Pipe Line Partners, L.P., dated January 26, 1999, filed as Exhibit 10.10 to the Kaneb Pipe Line Partners, L.P.'s Form 10-K for the year ended December 31, 1998, which exhibit is hereby incorporated by reference.

                  10.11    -      Credit Agreement, by and among, Kaneb Pipe
                                  Line Operating Partnership, L.P., ST Services,
                                  Ltd. and SunTrust Bank, Atlanta, dated January
                                  27, 1999, filed as Exhibit 10.11 to the Kaneb
                                  Pipe Line Partners, L.P.'s Form 10-K for the year ended December 31, 1998, which exhibit is hereby incorporated by reference.

                  10.12    -      Revolving Credit Agreement, dated as of
                                  December 28, 2000 by and among Kaneb Pipe Line
                                  Operating Partnership, L.P., Kaneb Pipe Line
                                  Partners, L.P., the Lenders party thereto, and SunTrust Bank, as Administrative Agent, filed as Exhibit 10.11 to Kaneb Pipe Line Partners,
                                  L.P.'s Form 10-K for the year ended December
                                  31, 2000, which exhibit is hereby incorporated by reference.

                  10.13    -      Securities Purchase Agreement by and among
                                  Shore Terminals LLC, Kaneb Pipe Line Partners,
                                  L.P. and the Sellers Named Therein, dated as of September 22, 2000, Amendment No. 1 To
                                  Securities Purchase Agreement, dated as of November 28, 2000 and Registration Rights
                                  Agreement, dated as of January 3, 2001, filed as Exhibits 10.1, 10.2 and 10.3 of the exhibits to Kaneb Pipe Line Partners, L.P.'s
                                  Current Report on Form 8-K dated January 3,
                                  2001, which exhibits are hereby incorporated by reference.

                  21.1     -      Subsidiaries of the Registrant

                  99.1     -      Kaneb Services LLC Preliminary Information
                                  Statement dated _______, 2001.

+ To be filed by amendment.


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         Pursuant to the requirements of Section 12 of the Securities Exchange
Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           KANEB SERVICES LLC



Date March 23, 2001                        By /s/ HOWARD WADSWORTH
                                             ----------------------------------


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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER        DESCRIPTION
-------       -----------
3.01     -    Limited Liability Company Agreement of Registrant dated ________
              __, 2001.

+4.01     -    Specimen Common Share Certificate.

10.01    -    Distribution Agreement by and between the Registrant and Kaneb
              Services, Inc. dated _________ __, 2001.

10.02    -    Administrative Services Agreement by and between the Registrant and Kaneb Services, Inc. dated ___________ __, 2001.

10.03    -    Rights Agreement by and between the Registrant and _______________
              dated ________ __, 2001.

10.04    -    Employee Benefits Agreement by and between the Registrant and
              Kaneb Services, Inc. dated ____________, 2001.

10.05    -    ST Agreement and Plan of Merger dated December 21, 1992 by and among Grace Energy Corporation, Support Terminal Services, Inc.,
              Standard Transpipe Corp., and Kaneb Pipe Line Operating
              Partnership, NSTS, Inc. and NSTI, Inc., as amended by Amendment of
              STS Merger Agreement dated March 2, 1993, filed as Exhibit 10.1 of the exhibits to Kaneb Pipe Line Partners, L.P.'s Current Report on
              Form 8-K, dated March 16, 1993, which exhibit is hereby
              incorporated by reference.

10.06    -    Agreement for Sale and Purchase of Assets between Wyco Pipe Line
              Company and Kaneb Pipe Line Operating Partnership, L.P., dated
              February 19, 1995, filed as Exhibit 10.1 of the exhibits to the
              Kaneb Pipe Line Partners, L.P.'s March 1995 Form 8-K, which exhibit is hereby incorporated by reference.

10.07    -    Asset Purchase Agreements between and among Steuart Petroleum
              Company, SPC Terminals, Inc., Piney Point Industries, Inc.,
              Steuart Investment Company, Support Terminals Operating
              Partnership, L.P. and Kaneb Pipe Line Operating Partnership, L.P.,
              as amended, dated August 27, 1995, filed as Exhibits 10.1, 10.2,
              10.3, and 10.4 of the exhibits to Kaneb Pipe Line Partners, L.P's
              Current Report on Form 8-K dated January 3, 1996, which exhibits are hereby incorporated by reference.

+10.08   -    Credit Agreement dated March 25, 1998 between Martin Oil
              Corporation and Harris Trust & Savings Bank, as amended.

10.09    -    Formation and Purchase Agreement, by and among Support Terminal
              Operating Partnership, L.P., Northville Industries Corp. and
              AFFCO, Corp., dated October 30, 1998, filed as Exhibit 10.9 to the
              Kaneb Pipe Line Partners, L.P.'s Form 10-K for the year ended
              December 31, 1998, which exhibit is hereby incorporated by reference.

10.10    -    Agreement, by and among, GATX Terminals Limited, ST Services Ltd.,
              ST Eastham, Ltd., GATX Terminals Corporation, Support Terminals
              Operating Partnership, L.P. and Kaneb Pipe Line Partners, L.P.,
              dated January 26, 1999, filed as Exhibit 10.10 to the Kaneb Pipe
              Line Partners, L.P.'s Form 10-K for the year ended December 31,
              1998, which exhibit is hereby incorporated by reference.

10.11    -    Credit Agreement, by and among, Kaneb Pipe Line Operating
              Partnership, L.P., ST Services, Ltd.


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

EXHIBIT
NUMBER        DESCRIPTION
-------       -----------
              and SunTrust Bank, Atlanta, dated January 27, 1999, filed as
              Exhibit 10.11 to the Kaneb Pipe Line Partners, L.P.'s Form 10-K
              for the year ended December 31, 1998, which exhibit is hereby incorporated by reference.

10.12    -    Revolving Credit Agreement, dated as of December 28, 2000 by and among Kaneb Pipe Line Operating Partnership, L.P., Kaneb Pipe Line
              Partners, L.P., the Lenders party thereto, and SunTrust Bank, as
              Administrative Agent, filed as Exhibit 10.11 to Kaneb Pipe Line
              Partners, L.P.'s Form 10-K for the year ended December 31, 2000, which exhibit is hereby incorporated by reference.

10.13    -    Securities Purchase Agreement by and among Shore Terminals LLC,
              Kaneb Pipe Line Partners, L.P. and the Sellers Named Therein,
              dated as of September 22, 2000, Amendment No. 1 To Securities
              Purchase Agreement, dated as of November 28, 2000 and Registration
              Rights Agreement, dated as of January 3, 2001, filed as Exhibits
              10.1, 10.2 and 10.3 of the exhibits to Kaneb Pipe Line Partners,
              L.P.'s Current Report on Form 8-K dated January 3, 2001, which exhibits are hereby incorporated by reference.

21.1     -    Subsidiaries of the Registrant

99.1     -    Kaneb Services LLC Preliminary Information Statement dated
              ____________, 2001.

+ To be filed by amendment.


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